UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 17, 2005 (March 15, 2005)
Date of Report (Date of Earliest Event Reported)

WINDROSE MEDICAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (317) 860-8180

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1 UNDERWRITING AGREEMENT DATED MARCH 15, 2005
EX-5.1 OPINION OF HUNTON & WILLIAMS LLP
EX-8.1 OPINION OF HUNTON & WILLIAMS LLP
EX-99.1 PRESS RELEASE DATED MARCH 15, 2005

Item 1.01. Entry Into a Material Definitive Agreement.

     On March 15, 2005, Windrose Medical Property Trust (the “Company”) entered into an Underwriting Agreement dated March 15, 2005 among the Company, Windrose Medical Properties, L.P. and Robert W. Baird & Co. Incorporated, as representative of the several underwriters (the “Underwriting Agreement”) in connection with an underwritten public offering by the Company of 1,700,000 shares of the Company’s common shares of beneficial interest at a public offering price of $13.91 per share (the “Offering”). The net proceeds of the Offering after deducting underwriting discounts, commissions and estimated offering expenses will be approximately $22.3 million. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01. Other Events.

     On March 15, 2005, the Company filed a press release announcing the Offering. A copy of this press release is furnished as Exhibit 99.1 hereto.

     In connection with the Offering, the Company filed a prospectus supplement to the prospectus included in the Registration Statement on Form S-3, as amended (File No. 333-112183) (the “Registration Statement”). The Company is also filing as Exhibit 5.1 and Exhibit 8.1 to this Current Report on Form 8-K a copy of the opinions of Hunton & Williams LLP to be incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement, dated March 15, 2005 by and among the Company, Windrose Medical Properties, L.P. and Robert W. Baird & Co. Incorporated, as representative of the several underwriters listed on Schedule I therein.

5.1	Opinion of Hunton & Williams LLP with respect to the legality of the common shares being issued.

8.1	Opinion of Hunton & Williams LLP with respect to tax matters.

99.1	Press release dated March 15, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
Date: March 17, 2005	By:	/s/ C. Douglas Hanson
C. Douglas Hanson
Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.		Description
1.1	-	Underwriting Agreement, dated March 15, 2005 by and among the Company, Windrose Medical Properties, L.P. and Robert W. Baird & Co. Incorporated, as representative of the several underwriters listed on Schedule I therein.

5.1	-	Opinion of Hunton &Williams LLP with respect to the legality of the common shares being issued.

8.1	-	Opinion of Hunton &Williams LLP with respect to tax matters.

99.1	-	Press Release dated March 15, 2005.